Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 10, 2020, between Shineco, Inc., a Delaware corporation (the “Company”), and [_____________], the investor (“Buyer”).

Buyer wishes to purchase, and the Company wishes to sell shares of Common Stock for $[_________] in the aggregate at a purchase price of $ 2.73. Number of shares of Common Stock to be issued shall be [__________].

NOW, THEREFORE, the Company and Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF SHARES OF COMMON STOCK.

(a) Purchase Price. The aggregate purchase price for the common shares to be purchased by Buyer shall be paid within two business days immediately after the signing of the Agreement herein.

(b) Payment of Purchase Price; Delivery of Securities. (i) Buyer shall pay the applicable Purchase Price to the Company for the common shares to be issued and sold to Buyer by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall issue to Buyer the common shares for such Closing, duly executed on behalf of the Company and registered in the name of Buyer or its designee.

2.	COVENANT.

The Company shall use the proceeds from the sale of the Securities for general corporate purposes.

3.	BUYER REPRESENTATION.

The Buyer (i) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act and (ii) is not within the United States, is not a U.S. person (as defined in Regulation S) and is not being issued the Shares for the account or benefit of a U.S. person.

4.	MISCELLANEOUS.

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

1

IN WITNESS WHEREOF, each of Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

Shineco, inc.

By:
Name:	Guocong Zhou
Title:	CEO

BUYER:

By:
Name:

2